UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2021

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HEALTHTECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

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Utah	0-51012	84-2528660
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

90 Broad Street, 16th Floor, New York, New York 10004

(Address of Principal Executive Office) (Zip Code)

844-926-3399

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 30, 2021 Healthtech Solutions, Inc. entered into an Agreement and Plan of Merger (the "Agreement") for the purpose of acquiring ownership of Varian Biopharmaceuticals, Inc. ("Varian"), a precision oncology company engaged in developing therapeutics for the treatment of cancer. To accomplish the acquisition, the Agreement provides that the shareholders of Varian (the "Varian Shareholders") will exchange their Varian shares with a newly formed entity, Healthtech Oncology, Inc., and Healthtech Solutions will acquire Healthtech Oncology by merging into it HLTT Acquisition Corp., a special purpose entity wholly owned by Healthtech Solutions. In exchange for their shares in Healthtech Oncology, the Varian Shareholders will receive shares of Series C Preferred Stock issued by Healthtech Solutions.

The Series C Preferred Stock will give to the Varian Shareholders five percent of the voting power in Healthtech Solutions and a five percent liquidation preference. The Varian Shareholders will also be entitled to exchange their Series C Shares for common stock of Healthtech Oncology. The percentage ownership of Healthtech Oncology that the Varian Shareholders will obtain if they exchange their Series C Shares will depend on the amount of cash loaned by Healthtech Solutions to Varian: ranging from 85% if Healthtech Solutions loans $10 million to Varian to 100% if Healthtech Solutions makes no loans to Varian. The Varian Shareholders may exchange their shares after April 1, 2023 or earlier if Healthtech Solutions makes a distribution of Healthtech Oncology shares to the shareholders of Healthtech Solutions.

At the closing of the merger, the Varian Shareholders will nominate one individual to serve as a member of the Healthtech Solutions Board of Directors, and Healthtech Solutions will nominate two individuals to serve as members of the Healthtech Oncology Board of Directors.

ITEM 8.01   OTHER EVENTS

On March 31, 2021 Healthtech Solutions issued a press release regarding the Agreement and the research carried on by Varian Biopharmaceuticals, Inc.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

10-a	Agreement and Plan of Merger and Reorganization by and among Healthtech Solutions, Inc., HLTT Acquisition Corp., Healthtech Oncology, Inc. and Varian Biopharmaceuticals, Inc.
99	Press Release dated March 31, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Healthtech Solutions, Inc.

Date: April 1, 2021	By:	/s/ David Rubin David Rubin, Chief Executive Officer

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